MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Payment Date                  15th of each month
Convention                    Modified Following Business Day
Current Payment Date          15-Dec-99
Current Calculation Date      9-Dec-99
Previous Payment Date         15-Nov-99
Previous Calculation Date     8-Nov-99

---------------------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

---------------------------------------------------------------------------------------------
                                   Prior         Deposits      Withdrawals     Balance on
                                  Balance                                   Calculation Date
                                 8-Nov-99                                       9-Dec-99
---------------------------------------------------------------------------------------------
Expense Account                  4,163,287.76      876,312.22  (3,893,281.03)   1,146,318.95
Collection Account               9,700,349.72   12,565,223.62  (9,700,349.71)  12,565,223.62
Aircraft Purchase Account                   -               -              -               -
Liquidity Reserve cash balance  25,000,000.00               -              -   25,000,000.00
---------------------------------------------------------------------------------------------
Total                           38,863,637.48   13,441,535.84 (13,593,630.75)  38,711,542.57
---------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

---------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                    4,163,287.76
Transfer from Collection Account on previous Payment Date                         665,000.71
Permitted Aircraft Accrual
Interim Transfer from Collection Account                                          200,000.00
Interest Income                                                                    11,311.51
Balance on current Calculation Date
 - Payments on previous payment date                                             (582,558.48)
 - Interim payments                                                            (3,310,722.55)
 - other
---------------------------------------------------------------------------------------------
Balance on current Calculation Date                                             1,146,318.95
---------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

---------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                    9,700,349.72
Collections during period
 - lease rentals                                                               11,145,112.00
 - maintenance reserves                                                         1,200,036.89
 - other leasing income                                                           270,327.50
 - interest income                                                                149,747.23
 - interim transfer to Expense A/C                                               (200,000.00)
Transfers from Aircraft Purchase Account                                                   -
Drawings under Credit or Liquidity Enhancement Facilities                                  -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                     -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                       (665,000.71)
 - Permitted Aircraft Modifications
Net Swap payments on previous Payment Date                                       (477,569.44)
Aggregate Note Payments on previous Payment Date                               (8,557,779.56)
Interim Transfer to Expense Account
---------------------------------------------------------------------------------------------
Balance on current Calculation Date                                            12,565,223.62
---------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                               15,000,000.00
Second Collection Account Reserve                                              10,000,000.00
Morgan Stanley Facility                                                        10,000,000.00
ILFC Facility
   - Letter of Credit                                          10,000,000.00
   - Cash Security Deposits                                    19,928,351.00   29,928,351.00
                                                                             ----------------
Liquidity Reserve Amount                                                       64,928,351.00
                                                                             ----------------

Minimum Liquidity Reserve Amount                                               15,000,000.00

---------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated



Current Payment Date          15-Dec-99
Current Calculation Date      9-Dec-99
Previous Payment Date         15-Nov-99
Previous Calculation Date     8-Nov-99

----------------------------------------------------------------------------------------------------------------
Balance in Collection Account                                                                     12,565,223.62
Liquidity Reserve Amount                                                                          64,928,351.00
                                                                                              ==================
Available Collections                                                                             77,493,574.62
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(i)          Required Expense Amount                                                               5,601,794.23
(ii)  a)     Class A Interest but excluding Step-up                                                2,993,802.88
      b)     Swap Payments other than subordinated swap payments                                     547,291.67
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
      b)     First Collection Account top-up (Minimum liquidity reserve $15 m)                    15,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        458,905.54
(vi)         Class B Minimum principal payment                                                       324,886.50
(vii)        Class C Interest                                                                        574,924.07
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,500.00
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     49,928,351.00
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                                      -
(xiv)        Class C Scheduled principal                                                              16,904.00
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        1,249,214.73
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                          77,493,574.62
             less collection Account Top Ups (iii) (b) and (xi) (b) above                         64,928,351.00
                                                                                              ==================
                                                                                                  12,565,223.62
                                                                                              ==================

----------------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date          15-Dec-99
Current Calculation Date      9-Dec-99
Previous Payment Date         15-Nov-99
Previous Calculation Date     8-Nov-99

-----------------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

-----------------------------------------------------------------------------------------------
                                            Subclass           Subclass          Subclass
(a) Floating Rate Notes                        A-1               A-2                B-1

-----------------------------------------------------------------------------------------------
Applicable LIBOR                                 5.40000%           5.40000%          5.40000%
Applicable Margin                                 0.2100%            0.3500%           0.6500%
Applicable Interest Rate                         5.61000%           5.75000%          6.05000%
Day Count                                         Act/360            Act/360           Act/360
Actual Number of Days                                  30                 30                30
Interest Amount Payable                      1,870,000.00       1,123,802.88        458,905.54
Step-up Interest Amount Payable                         -         NA                 NA
-----------------------------------------------------------------------------------------------
Total Interest Paid                          1,870,000.00       1,123,802.88        458,905.54
-----------------------------------------------------------------------------------------------

Expected Final Payment Date                     15-Mar-00          15-Sep-05         15-Mar-13
Excess Amortisation Date                        15-Mar-00          15-Apr-98         15-Apr-98
-----------------------------------------------------------------------------------------------
Original Balance                           400,000,000.00     340,000,000.00    100,000,000.00
Opening Outstanding Principal Balance      400,000,000.00     234,532,774.73     91,022,587.35
-----------------------------------------------------------------------------------------------
Extended Pool Factors                             100.00%             84.96%            97.03%
expected Pool Factors                             100.00%             77.46%            93.12%
-----------------------------------------------------------------------------------------------
Extension Amount                                        -                  -        324,886.50
expected Pool Factor Amount                             -                  -                 -
Surplus Amortisation                                    -       1,249,214.73                 -
-----------------------------------------------------------------------------------------------
Total Principal Distribution Amount                     -       1,249,214.73        324,886.50
-----------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
-----------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance      400,000,000.00     233,283,560.00     90,697,700.84
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------

(b) Fixed Rate Notes                           C-1                D-1

-----------------------------------------------------------------------------
Applicable Interest Rate                         6.90000%           8.70000%
Day count                                        30 / 360           30 / 360
Number of Days                                         30                 30
Interest Amount Payable                        574,924.07         797,500.00
-----------------------------------------------------------------------------
Total Interest Paid                            574,924.07         797,500.00
-----------------------------------------------------------------------------
Expected Final Payment Date                     15-Mar-13          15-Mar-14
Excess Amortisation Date                        15-Mar-13          15-Mar-10
Original Balance                           100,000,000.00     110,000,000.00
Opening Outstanding Principal Balance       99,986,794.00     110,000,000.00
-----------------------------------------------------------------------------
Extended Pool Factors                             100.00%            100.00%
expected Pool Factors                              99.97%            100.00%
-----------------------------------------------------------------------------
Extended Amount                                         -                  -
expected Pool Factor amount                     16,794.00                  -
---------------------------
Surplus Amortisation                               110.00
-----------------------------------------------------------------------------
Total Principal Distribution Amount             16,904.00                  -
-----------------------------------------------------------------------------
Redemption Amount                                       -                  -
- amount allocable to principal                         -                  -
- amount allocable to premium                           -                  -
-----------------------------------------------------------------------------
Closing Outstanding Principal Balance       99,969,890.00     110,000,000.00
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                       15-Dec-99
Current Calculation Date                    9-Dec-99
Previous Payment Date                      15-Nov-99
Previous Calculation Date                   8-Nov-99
-------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period           15-Dec-99
End of Interest Accrual Period             15-Jun-99
Reference Date                             11-Dec-99

-------------------------------------------------------------------------------

                                            A-1          A-2          B-1

-------------------------------------------------------------------------------
Applicable LIBOR                            6.46250%     6.46250%     6.46250%
Applicable Margin                            0.2100%      0.3500%      0.6500%
Applicable Interest Rate                    6.67250%      6.8125%      7.1125%
Actual Pool Factor                           100.00%       68.61%       90.70%

-------------------------------------------------------------------------------

------------------------------------------------------------------

Fixed Rate Notes                            C-1          D-1

------------------------------------------------------------------

Actual Pool Factor                            99.97%      100.00%

------------------------------------------------------------------

-------------------------------------------------------------------------------

6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes

-------------------------------------------------------------------------------

(a) Floating Rate Notes                     A-1          A-2          B-1

-------------------------------------------------------------------------------

Opening Outstanding Principal Balance     100,000.00    68,980.23    91,022.59
Total Principal Payments                           -       367.42       324.89
Closing Outstanding Principal Balance     100,000.00    68,612.81    90,697.70

Total Interest                                467.50       330.53       458.91
Total Premium                                      -            -            -

-------------------------------------------------------------------------------

------------------------------------------------------------------

(b) Fixed Rate Notes                        C-1          D-1

------------------------------------------------------------------

Opening Outstanding Principal Balance      99,986.79   100,000.00
Total Principal Payments                       16.90            -
Closing Outstanding Principal Balance      99,969.89   100,000.00

Total Interest                                574.92       725.00
Total Premium                                      -            -

------------------------------------------------------------------

-------------------------------------------------------------------------------

     Comparison of Actual Performance To Date Versus Prospectus Assumptions
                               December 15, 1999


                                            ------------------------------------------------------------               -------------
                                                                                                        % of Prospectus
                                                                                                        Gross Lease Revenues
---------------------------------------------------------------------------------------------------  -------------------------------
                                  15-Dec-99     Actual        Actual       Assumed*     Variance       Actual    Assumed*   Variance
                                                             To Date       To Date
---------------------------------------------------------------------------------------------------  -------------------------------
Cash Collections
Gross Lease Rentals                            11,145,112    210,012,476  233,119,355  (23,106,880)     90.1%     100.0%      -9.9%
Other Cash Received                               236,263      3,187,229                 3,187,229       1.4%       0.0%       1.4%
Security Deposits                                       0
Repossession and other Stress Related Costs       (20,178)     1,916,619  (10,490,371)  12,406,990       0.8%      -4.5%       5.3%
                                            -------------------------------------------------------  -------------------------------
Net Lease Rentals                              11,361,197    215,116,324  222,628,984   (7,512,660)     92.3%      95.5%      -3.2%

Maintenance Receipts                            1,200,037     30,399,289            0   30,399,289      13.0%       0.0%      13.0%
Maintenance Expenses                           (3,041,667)   (17,859,128)           0  (17,859,128)     -7.7%       0.0%      -7.7%
                                            -------------------------------------------------------  -------------------------------
Net Maintenance                                (1,841,630)    12,540,161            0   12,540,161       5.4%       0.0%       5.4%

Interest Received                                 161,059      3,989,004    2,498,516    1,490,487       1.7%       1.1%       0.6%
                                            -------------------------------------------------------  -------------------------------
Total Cash Collections                          9,680,626    231,645,489  225,127,501    6,517,988      99.4%      96.6%       2.8%

Cash Expenses
Cash Operating Expenses
 - Insurance, re-leasing and other costs           15,967     (1,616,002)  (8,159,177)   6,543,175      -0.7%      -3.5%       2.8%
 -(increase) / decrease in Accrued Expenses    (2,188,371)    (6,234,135)               (6,234,135)     -2.7%       0.0%      -2.7%
                                            -------------------------------------------------------  -------------------------------
subtotal                                       (2,172,404)    (7,850,137)  (8,159,177)     309,040      -3.4%      -3.5%       0.1%

SG&A
 - Servicer Fees                                 (350,529)    (8,625,563) (10,172,551)   1,546,988      -3.7%      -4.4%       0.7%
 - Other Servicer provider fees and Overhead     (194,262)    (4,810,548)  (5,828,202)   1,017,654      -2.1%      -2.5%       0.4%
                                            -------------------------------------------------------  -------------------------------
subtotal                                         (544,792)   (13,436,110) (16,000,752)   2,564,642      -5.8%      -6.9%       1.1%

Interest Payments (Net of Swap effects)        (5,372,424)  (121,453,476)(121,124,438)    (329,038)    -52.1%     -52.0%      -0.1%

                                            -------------------------------------------------------  -------------------------------
Total Cash Expenses & Interest Payments        (8,089,620)  (142,739,724)(145,284,368)   2,544,644     -61.2%     -62.3%       1.1%

---------------------------------------------------------------------------------------------------  -------------------------------
NET CASH COLLECTIONS                            1,591,006     88,905,765   79,843,133    9,062,632      38.1%      34.2%       3.9%
---------------------------------------------------------------------------------------------------  -------------------------------

Exceptional Items
 - THY Note Distribution                                      27,143,085   27,143,085            0      11.6%      11.6%       0.0%
---------------------------------------------------------------------------------------------------  -------------------------------
 Cash Collections Available for Distribution    1,591,006    116,048,850  106,986,218    9,062,632      49.8%      45.9%       3.9%
---------------------------------------------------------------------------------------------------  -------------------------------

Principal Payments
A-1                                                                    0            0            0       0.0%       0.0%       0.0%
A-2                                             1,249,215    106,716,440   97,653,809    9,062,631      45.8%      41.9%       3.9%
B-1                                               324,887      9,302,299    9,302,299           (0)      4.0%       4.0%       0.0%
C-1                                                16,904         30,110       30,110            0       0.0%       0.0%       0.0%
D-1                                                     0              0            0            0       0.0%       0.0%       0.0%
                                            -------------------------------------------------------  -------------------------------
subtotal                                        1,591,006    116,048,849  106,986,218    9,062,631      49.8%      45.9%       3.9%

---------------------------------------------------------------------------------------------------  -------------------------------
Total Payments to Noteholders                   1,591,006    116,048,849  106,986,218    9,062,631      49.8%      45.9%       3.9%
---------------------------------------------------------------------------------------------------  -------------------------------

Benefical Interest Distributions                        0             (0)           0           (0)      0.0%       0.0%       0.0%
---------------------------------------------------------------------------------------------------  -------------------------------
*Assumed Cash Collections and Cash Expenses have been adjusted for non-delivery of an aircraft.

     Comparison of Actual Performance To Date Versus Prospectus Assumptions
                               December 15, 1999

---------------------------------------------------------------------------------------------------------------
                                                                      Coverage Ratios
                            Closing                              Actual          Assumed*
---------------------------------------------------------------------------------------------------------------
     Cash Collections Available for Distribution              116,048,850       106,986,218
    Add Back Interest and Swap Payments                       121,453,476       121,124,438
    Add Back Permitted Accruals                                 1,600,000

 a  Net Cash Collections                                      239,102,326       228,110,656

 b  Swaps                                                      12,426,371         6,583,597
 c  Class A Interest                                           69,164,124        74,225,419
 d  Class A Minimum                                            15,221,945        22,188,410
 e  Class B Interest                                           10,351,576        10,944,016
 f  Class B Minimum                                             9,302,299         9,302,299
 g  Class C Interest                                           12,371,572        12,304,906
 h  Class C Minimum                                                   175               175
 I  Class D Interest                                           17,139,833        17,066,500
 j  Class D Minimum                                                     -                 -
 k  Class A Scheduled                                                   -                 -
 l  Class B Scheduled                                                   -                 -
 m  Class C Scheduled                                              29,935            29,935
 n  Class D Scheduled                                                   -                 -
 o  Permited Aircraft Modifications                             1,600,000                 -
 p  Class A Supplemental                                       91,494,495        75,465,399
                                                            --------------------------------
    Total                                                     239,102,326       228,110,656
                                                            --------------------------------

    Interest Coverage Ratio
    Class A                                                          2.93              2.82
    Class B                                                          2.23              2.00
    Class C                                                          1.86              1.68
    Class D                                                          1.64              1.49

    Debt Coverage Ratio
    Class A                                                          1.64              1.49
    Class B                                                          1.64              1.49
    Class C                                                          1.64              1.49
    Class D                                                          1.64              1.49

    Loan-to-Value Ratios
    Assumed Portfolio Value           1,115,510,000                           1,012,251,125
    Adjusted Portfolio Value                                  959,383,753
    Liquidity Reserve Amount
    Of which - Cash                      25,000,000            31,234,135        25,000,000
           - Letters of Credit held      40,000,000            40,003,351        40,003,351
                                    ----------------        --------------------------------
    Subtotal                             65,000,000            71,237,486        65,003,351
    Less Lessee Security Deposits       (20,000,000)          (20,267,351)      (20,267,351)
    Less Accrued Expenses                                      (6,234,135)
                                    ----------------        --------------------------------
    Subtotal                             45,000,000            44,736,000        44,736,000
    Total Asset Value                 1,160,510,000         1,004,119,753     1,056,987,125

    Note Balances as at 15-Dec-99
    Class A                             740,000,000   63.8%   633,283,560       642,346,191   60.8%     63.1%
    Class B                             100,000,000   72.4%    90,697,701        90,697,701   69.4%     72.1%
    Class C                             100,000,000   81.0%    99,969,890        99,969,890   78.8%     82.1%
    Class D                             110,000,000   90.5%   110,000,000       110,000,000   89.2%     93.0%
                                    ----------------        --------------------------------
    Total                             1,050,000,000           933,951,151       943,013,782
                                    ----------------        --------------------------------
                                                                                                       105.5%
---------------------------------------------------------------------------------------------------------------
*Prospectus Cash Collections and Cash Expenses have been adjusted for non-delivery of THY Aircraft, msn 25272.